UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
466 Lexington Avenue
16th Floor
New York, New York 10017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        I hereby appoint Michael A. Pignataro and J. Kevin Gao, each with the power of substitution, as proxies for the undersigned to vote the shares of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") as to which I am entitled to vote, as shown on the reverse side, at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held on Friday, February 4, 2005, at 2:00 p.m., Eastern time, at the offices of the Fund, 466 Lexington Avenue, 16th Floor, New York, New York 10017, and any adjournments thereof.

        If you previously voted on the Fund's white proxy card and wish to vote on Proposal 2, or to give the Fund's designated proxies the discretionary authority to vote on Proposal 2 on your behalf, you MUST SIGN, DATE AND RETURN THIS BLUE PROXY CARD. The Fund's designated proxies will not have the discretionary authority to vote on Proposal 2 on your behalf unless you sign and date this BLUE proxy card. Your later dated BLUE proxy card will revoke any prior proxy. IT IS ONLY THE LATEST DATED PROXY THAT COUNTS.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[REVERSE SIDE]

☒
PLEASE MARK VOTES
AS IN THIS EXAMPLE

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS, IN FAVOR OF THE BOARD'S NOMINEES FOR DIRECTOR AND AGAINST THE SHAREHOLDER PROPOSAL.

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES IN PROPOSAL 1.

1)		Election of the following nominees as Director:
	Nominee:	(01) Martin M. Torino (three-year term)
(02) William W. Priest (three-year term)
☐ FOR the nominees listed above (except as marked to the contrary above)
☐ WITHHOLD AUTHORITY to vote for the nominees listed above
(INSTRUCTION: To withhold authority for any individual nominee, strike a line through such individual's name above.)
THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS A VOTE "AGAINST" PROPOSAL 2.
2)		Recommendation that the Fund conduct a self-tender offer at net asset value:
☐ FOR
☐ AGAINST
☐ ABSTAIN
3)		To transact such other business as may properly come before the Meeting or any adjournment thereof.
MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ☐

        Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature:	Date:
Signature:	Date: